As filed with the Securities and Exchange Commission on September 26, 2011
Registration No. 333-176825

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

AMKOR TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	3674	23-1722724
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
	1900 South Price Road Chandler, AZ 85286 (480) 821-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Gil C. Tily
Executive Vice President, Chief
Administrative Officer, General Counsel and
Corporate Secretary
Amkor Technology, Inc.
1900 South Price Road
Chandler, AZ 85286
(480) 821-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Larry W. Sonsini, Esq.
Robert D. Sanchez, Esq.
Michael A. Occhiolini, Esq.
Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
(650) 493-9300

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one)

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

☐ Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)

☐ Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys’ fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, and agreement or otherwise.

Our Bylaws provide for the indemnification of officers, directors and third parties acting on behalf of Amkor if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of Amkor, and with respect to any criminal action or proceeding, the indemnified party had no reason to believe his conduct was unlawful. We have entered into indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our Bylaws, and intend to enter into indemnification agreements with any new directors and executive officers in the future.

Our certificate of incorporation provides that none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware General Corporation Law as amended from time to time.

Neither the amendment nor repeal of such provision will eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise, before such amendment or repeal.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 21.	Exhibits and Financial Statement Schedules

(a)	Exhibits

The following is a list of all exhibits filed as a part of this registration statement on Form S-4, including those incorporated by reference:

Exhibit		If Incorporated by Reference, Document with
Number	Description of Exhibit	which Exhibit was Contained herein with SEC

3.1	Certificate of Incorporation	Incorporated by reference to the Company’s Registration Statement on Form S-1 filed October 6, 1997 (File No. 333-37235)
3.2	Certificate of Correction to Certificate of Incorporation	Incorporated by reference to the Company’s Registration Statement on Form S-1 filed on April 8, 1998, as amended on August 26, 1998 (File No. 333-49645)
3.3	Restated By-Laws	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed August 5, 2009

Exhibit		If Incorporated by Reference, Document with
Number	Description of Exhibit	which Exhibit was Contained herein with SEC

4.1	Indenture dated May 20, 2011, between Amkor Technology, Inc. and U.S. Bank National Association, as Trustee	Incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 20, 2011
4.2	Form of 6.625% Senior Notes due 2021	Incorporated by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed May 20, 2011
4.3	Registration Rights Agreement, dated as of May 20, 2011, among Amkor Technology, Inc. and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as initial purchasers	Incorporated by reference from Exhibit 4.3 to the Company’s Current Report on Form 8-K filed May 20, 2011
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) relating to the validity of the securities registered hereby	Contained herein
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Incorporated by reference from Exhibit 12.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm	Incorporated by reference from Exhibit 23.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
23.2	Consent of WSGR	Contained in Exhibit 5.1
24.1	Power of Attorney (see signature pages)	Incorporated by reference from Exhibit 24.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association to act as Trustee under the Indenture	Incorporated by reference from Exhibit 25.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.1	Form of Letter of Transmittal	Incorporated by reference from Exhibit 99.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.2	Form of Notice of Guaranteed Delivery	Incorporated by reference from Exhibit 99.2 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.3	Form of Letter to Clients	Incorporated by reference from Exhibit 99.3 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Incorporated by reference from Exhibit 99.4 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.5	Guideline for Certification of Taxpayer Identification Number on Substitute IRS Form W-9	Incorporated by reference from Exhibit 99.5 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011

(b) Financial Statement Schedules:  All schedules have been incorporated herein by reference or omitted because they are not applicable or not required.

Item 22.	Undertakings

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired or involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chandler, State of Arizona, on the twenty-sixth day of September, 2011.

AMKOR TECHNOLOGY, INC.

By:	/s/ Kenneth T. Joyce
Kenneth T. Joyce
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on September 26, 2011.

Signature		Title

/s/ Kenneth T. Joyce Kenneth T. Joyce		President and Chief Executive Officer (Principal Executive Officer)

/s/ Joanne Solomon Joanne Solomon		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ James J. Kim* James J. Kim		Executive Chairman

/s/ Roger A. Carolin* Roger A. Carolin		Director

/s/ Winston J. Churchill* Winston J. Churchill		Director

/s/ John T. Kim* John T. Kim		Director

/s/ John F. Osborne* John F. Osborne		Director

Dong Hyun Park		Director

/s/ James W. Zug* James W. Zug		Director

*By:	/s/ Kenneth T. Joyce Kenneth T. JoyceAttorney-in-Fact

EXHIBIT INDEX

Exhibit		If Incorporated by Reference, Document with
Number	Description of Exhibit	which Exhibit was Contained herein with SEC

3.1	Certificate of Incorporation	Incorporated by reference to the Company’s Registration Statement on Form S-1 filed October 6, 1997 (File No. 333-37235)
3.2	Certificate of Correction to Certificate of Incorporation	Incorporated by reference to the Company’s Registration Statement on Form S-1 filed on April 8, 1998, as amended on August 26, 1998 (File No. 333-49645)
3.3	Restated By-Laws	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed August 5, 2009
4.1	Indenture dated May 20, 2011, between Amkor Technology, Inc. and U.S. Bank National Association, as Trustee	Incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 20, 2011
4.2	Form of 6.625% Senior Notes due 2021	Incorporated by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed May 20, 2011
4.3	Registration Rights Agreement, dated as of May 20, 2011, among Amkor Technology, Inc. and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as initial purchasers	Incorporated by reference from Exhibit 4.3 to the Company’s Current Report on Form 8-K filed May 20, 2011
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) relating to the validity of the securities registered hereby	Contained herein
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Incorporated by reference from Exhibit 12.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm	Incorporated by reference from Exhibit 23.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
23.2	Consent of WSGR	Contained in Exhibit 5.1
24.1	Power of Attorney (see signature pages)	Incorporated by reference from Exhibit 24.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association to act as Trustee under the Indenture	Incorporated by reference from Exhibit 25.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.1	Form of Letter of Transmittal	Incorporated by reference from Exhibit 99.1 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.2	Form of Notice of Guaranteed Delivery	Incorporated by reference from Exhibit 99.2 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.3	Form of Letter to Clients	Incorporated by reference from Exhibit 99.3 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Incorporated by reference from Exhibit 99.4 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011
99.5	Guideline for Certification of Taxpayer Identification Number on Substitute IRS Form W-9	Incorporated by reference from Exhibit 99.5 to the Company’s Registration Statement on Form S-4 (File No. 333-176825) filed September 14, 2011